                                                                   Exhibit 99(A)

                                    Exhibit A
                                    ---------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY

                                See the attached.

                             JOINT FILING AGREEMENT
                              AND POWER OF ATTORNEY


         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $.01 par value, of Provant, Inc. and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing.

         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints Dominic J. Puopolo as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the joint statement on Schedule 13D (including any and all amendments thereto), as described above, and to sign any amendment to this Joint Filing Agreement (or any successor agreement hereto or new agreement in substantially the form hereof) for the purpose of adding to or removing from the persons named below in connection with the addition or removal of persons from the group to which this Joint Filing Agreement and the joint statement on
Schedule 13D described above, as amended, relate, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             [The remainder of this page intentionally left blank.]

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                              ROBERT M. BAKER
                                              SHEILA S. BAKER
                                              ARTHUR R. BAUER
                                              MICHAEL J. DAVIES
                                              PHILIP GARDNER
                                              PAUL C. GREEN
                                              KARA CROSS KUNITZ
                                              RALF LESZINSKI
                                              DOMINIC J. PUOPOLO
                                              AVRAM SAUNDERS
                                              CARL VON STERNBERG


                                              By:      /s/ Dominic J. Puopolo
                                                       -------------------------
                                                       Dominic J. Puopolo
                                                       Attorney-in-Fact

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                /s/ Robert M. Baker
                                                ---------------------------
                                                Robert M. Baker

                                                /s/ Sheila S. Baker
                                                ---------------------------
                                                Sheila S. Baker

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Arthur R. Bauer
                                                 --------------------------
                                                 Arthur R. Bauer

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Michael J. Davies
                                                 --------------------------
                                                 Michael J. Davies

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Philip Gardner
                                                 --------------------------
                                                 Philip Gardner

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Paul C. Green
                                                 --------------------------
                                                 Paul C. Green

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Kara Cross Kunitz
                                                 --------------------------
                                                 Kara Cross Kunitz

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Ralf Leszinski
                                                 --------------------------
                                                 Ralf Leszinski

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Dominic J. Puopolo
                                                 --------------------------
                                                 Dominic J. Puopolo

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Avram Saunders
                                                 --------------------------
                                                 Avram Saunders

         Signature Page to Joint Filing Agreement and Power of Attorney

         In evidence thereof, the undersigned hereby execute this Agreement this 9th day of July, 2001.

                                                 /s/ Carl von Sternberg
                                                 --------------------------
                                                 Carl von Sternberg